INTELLIGENT CONTROLS, INC.
                           74 INDUSTRIAL PARK ROAD
                                 P.O. BOX 638
                               SACO, MAINE 04072

                                PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 19, 1997


                                 INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Intelligent Controls, Inc. ("INCON" or the "Company") for use at the 1997 Annual Meeting of Shareholders. The meeting will be held at the Sheraton Tara Hotel, 363 Maine Mall Road, South Portland, Maine at 6:00 p.m. on Thursday, June 19, 1997.

      When properly executed and returned, the enclosed proxy will be voted in accordance with the choices marked. If no choice is specified, the proxy will be voted as recommended by the Board of Directors. A proxy may be revoked at any time before it is voted. Shareholders may revoke their proxies by delivering written notice to the Clerk of the Company prior to the vote on a given matter, by submitting a later dated proxy at or before the Meeting, or by voting in person at the Meeting.

      The record date for determining shareholders entitled to vote at the Meeting (and any adjournment thereof) is May 1, 1997. All shareholders of record as of the close of business on that date will be entitled to cast one vote per share. This Proxy Statement and the accompanying form of proxy for the Meeting are first being mailed to shareholders on or around May 20, 1997.

      A description of matters to be voted upon is set forth at pages 4-5 of this Proxy Statement. Certain information concerning share ownership, management, and compensation appears below.


                          OWNERSHIP OF COMMON STOCK

      As of May 1, 1997, a total of 3,242,394 shares of Intelligent Controls, Inc. common stock were outstanding. Set forth below, as of such date, is information concerning the only persons known to the Company to beneficially own more than five percent of the outstanding shares.

                                 NUMBER OF SHARES          PERCENT
     NAME AND ADDRESS           BENEFICIALLY OWNED         OF CLASS

     Alan Lukas                    1,172,080 [1]           36.1% [1]
     74 Industrial Park Road
     Saco, Maine 04072
     ____________

<F1>  Includes 1,056,783 shares owned directly by Mr. Lukas, 87,397 shares owned by his wife, 17,000 shares held by him as custodian for his child, and 7,500 shares owned by Lukas Brothers, a general partnership of which Mr. Lukas is one of the three partners.

      The following table shows, as of the record date, the number of shares of Intelligent Controls, Inc. common stock which, to the Company's knowledge, were beneficially owned by executive officers of the Company and by each Director and other nominee for election as a Director. Except as otherwise indicated, each person named owned less than one percent of the outstanding common stock of the Company.

                                    NUMBER OF SHARES          PERCENT
     NAME AND ADDRESS              BENEFICIALLY OWNED [1]     OF CLASS [1]

     Alan Lukas [2]                     1,172,080               36.1%
     Charlton H. Ames                       6,682
     Nathaniel V. Henshaw [3]              46,433                1.4%
     George E. Hissong                      7,500
     Paul F. Walsh                          3,000
     Henry M. Powers                            0
     Kenneth J. Burek                       5,675

     All Directors, nominees, and
     executive officers as a group      1,241,370               37.8%

<F1>  Includes shares that could be purchased through stock
      options exercisable within 60 days after the record date, as follows: Mr. Henshaw 13,000; and all Directors and executive officers as a group 33,250. Also includes shares owned by spouses or other relatives residing in the same household.

<F2>  Mr. Lukas' shares includes 1,056,783 shares owned directly by him, 87,397 shares owned by his wife, 17,000 shares held by him as custodian for his child, and 7,500 shares owned by Lukas
      Brothers, a general partnership of which Mr. Lukas is one of the three partners.

<F3>  The shares attributed to Mr. Henshaw (excluding 100 shares held by him as custodian for his son) are owned by Coastal
      Enterprises, Inc., or CEI, Inc., with which Mr. Henshaw is affiliated.

                          THE BOARD OF DIRECTORS

      The Directors of the Company are elected for one year terms at the Annual Meeting of Shareholders. Set forth below is biographical information for each of the current members of the Company's Board of Directors, and for Mr. Powers who is a nominee for election as a Director.

      ALAN LUKAS (age 46). Alan Lukas has served as President, Chairman of the Board, and a Director of the Company since 1978, the year in which he founded the corporation.

      CHARLTON H. AMES (age 55). Since 1985 Mr. Ames has served as President of Morse, Payson & Noyes Capital Corporation, a private investment firm. Since 1985 he has also managed the investment portfolio of Katahdin Securities, a venture capital firm. From 1977 to 1985, he was Vice President of Ames & Wellman Company, a private investment firm. Mr. Ames became a Director of INCON in 1991.

      NATHANIEL V. HENSHAW (age 35). Since 1988, Mr. Henshaw has been a Loan & Investment Officer of Coastal Enterprises, Inc. (CEI), which provides various types of equity and debt financing to local businesses. He also serves as President of Coastal Ventures, Inc., the general partner of Coastal Ventures Limited Partnership, a venture capital fund. Mr. Henshaw became a Director of INCON in 1993. He has decided not to stand for reelection as a Director.

      GEORGE E. HISSONG (age 61). Since 1991, Mr. Hissong has served as a Trustee of the Kennebunk Light and Power District. From 1978 to 1986 he was Chairman and President of Energy Sciences Inc. He currently is Treasurer of Hissong Development Corporation. Mr. Hissong was elected a Director in March 1996.

      PAUL F. WALSH (age 47). Since February 1995, Mr. Walsh has served as President and Chief Executive Officer of Wright Express Corporation, an information and financial services company. From January 1990 to February 1995, Mr. Walsh was Chairman of BancOne Investor Services Corporation, a financial services company. He has served since 1990 as a Director of Staples, Inc., a leading office supplies distributor. Mr. Walsh was first elected a Director of INCON in 1996.

      HENRY M. POWERS (age 64). Mr. Powers is former Chairman, President, and Chief Executive Officer of C.H. Sprague & Son Company. This privately owned company (also known as Sprague Energy) is one of New England's largest independent distributors of oils and coal.
Sprague also imports and exports a variety of liquid and bulk commodities. Mr. Powers first joined Sprague in 1961, and presently serves as a Consultant to the company. He is a former Director of First New Hampshire Banks, and a former Director of Seaward Construction Company (Kittery, Maine). Mr. Powers is a nominee for election as a Director of INCON at the Annual Meeting of Shareholders.

      Each non-employee Director of the Company receives as compensation
(i) cash payments of $500 per meeting and (ii) grants of stock options (1,000 shares per quarter) having an exercise price equal to 100% of the fair market value of the stock as of the date of grant. Mr. Ames, during 1995 and the first quarter of 1996, received cash payments of $1,000 per quarter (and no stock options) as compensation for his services as a Director, and cash payments of $1,500 per quarter for other consulting services to the Company. Commencing April 1, 1996, he began receiving the same compensation as the other Directors.

      The Board of Directors has appointed a Compensation Committee, responsible for reviewing the general compensation policies of the Company. The Committee specifically oversees and approves the compensation of each INCON officer. In addition, the Committee administers various employee benefit plans of the Company. The Committee presently consists of Nathaniel V. Henshaw and Messrs. Ames and Hissong. The Committee met five times in 1996.

      The Board of Directors held a total of eleven meetings in 1996. Each Director was present at 75% or more of the total number of Board and Committee meetings he was eligible to attend in 1996.

                       EXECUTIVE COMPENSATION AND
                             RELATED MATTERS

      Set forth below is certain information concerning the compensation of Alan Lukas, the Chief Executive Officer of the Company. No executive officer of the Company received annual compensation in excess of $100,000 during 1996.

                        SUMMARY COMPENSATION TABLE

                            ANNUAL COMPENSATION              ALL OTHER
        NAME        YEAR     SALARY     BONUS     OTHER     COMPENSATION

     Alan Lukas     1996     $84,000        $0      $0          $0
                    1995     $86,300        $0      $0          $0
                    1994     $74,900    $3,000      $0          $0

      The Company leases a 13,000 square foot facility from a corporation owned in part by Alan Lukas. The lease expires August 15, 1997 and is renewable, at the Company's option, for one additional five-year term. The Company also has the right to purchase this facility in 1997 at the then fair market value, subject to a specified minimum price of $550,000. The current rent is approximately $62,700 per year (exclusive of utilities, taxes, and insurance) and is subject to an automatic increase of 5% per year. The Company believes that the rent under this lease is reasonable (although, under current market conditions, equivalent industrial space is probably available at slightly lower rental rates). The Company has not yet made any decision on renewal of the lease or exercise of the purchase option. Presently, the rental payments on the building exceed the landlord corporation's monthly payments on its underlying mortgage loan; Alan Lukas' profits from this arrangement currently amount to less than $1,250 per year.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Under Section 16(a) of the Securities Exchange Act of 1934, certain persons associated with the Company (Directors, executive officers and beneficial owners of more than 10% of the outstanding Common Stock) are required to file with the Securities and Exchange Commission and the Company various reports disclosing their ownership of Company securities and changes in such ownership. To the Company's knowledge, all such reporting obligations for 1996 were satisfied on a timely basis.


                     SUMMARY OF ACTIONS TO BE TAKEN

ELECTION OF DIRECTORS

      The Company's articles of incorporation provide for a Board of Directors of not fewer than three nor more than nine members, as from time to time determined by resolution of the Board of Directors or by the shareholders. Directors are elected at each Annual Meeting of Shareholders for one year terms.

      A resolution will be offered at the Meeting to establish the number of Directors at five and to elect the following five persons as
Directors:

            Alan Lukas, Charlton H. Ames, George E. Hissong,
                 Paul F. Walsh, and Henry M. Powers

The foregoing individuals have each consented to be named as nominees and to serve as Directors if elected. Biographical information concerning these individuals appears at pages 2-3 above.

      The Company's articles of incorporation allow for cumulative voting in the election of Directors. A shareholder may require cumulative voting by giving the Company notice of his or her intention to do so. Notice must be received prior to voting on Directors. Under cumulative voting, each holder has the right to as many votes as equals the number of Directors to be elected, multiplied by the number of shares owned by such holder. The effect of cumulative voting would be to ensure that the holders of more than one-sixth of the outstanding shares could (by cumulating their votes) elect at least one of five Directors of the Company. Regardless of whether votes are to be cumulated, each Director position will be filled by plurality vote. Abstentions and broker non-votes will not affect the tally of votes cast in the election. (A broker non-vote occurs when a broker, or other fiduciary, votes on at least one matter but lacks authority to vote on another matter.)

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
          THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE.

RATIFICATION OF ACCOUNTANTS

      The shareholders will be asked to ratify the appointment of Coopers & Lybrand L.L.P., who were the Company's auditors in 1996, as the Company's independent accountants for the fiscal year ending December 31, 1997. Coopers & Lybrand is one of the largest accounting firms in the United States and has substantial experience in auditing financial statements of public companies. One or more representatives of Coopers & Lybrand will be present at the Meeting, will have an opportunity to make a statement to the Meeting if they desire to do so, and will be available to respond to appropriate questions.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
     RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND, L.L.P.


                             OTHER MATTERS

      All expenses of this solicitation will be borne by the Company. No person will receive any additional compensation for soliciting proxies from any shareholder. In addition to use of the mails, proxies may be solicited directly, or by telephone or other means, by Company employees. The Company will reimburse brokerage firms, custodians, nominees, and fiduciaries in accordance with American Stock Exchange rules for the reasonable expenses of forwarding proxy materials to beneficial owners

      At the date of this Proxy Statement, Management knows of no other matters that are to be brought before the Meeting. However, if any matters other than those set forth in the accompanying Notice should properly come before the Meeting, the persons named in the enclosed proxy will vote the proxies on such matters in their discretion.

      To be eligible for inclusion in the proxy materials for the 1998 Annual Meeting, a shareholder proposal must be received by the Company in proper written form by January 15, 1998. Any such proposals should be addressed to the attention of the Board of Directors.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       GREGORY S. FRYER, CLERK



                                [PROXY CARD]



                          INTELLIGENT CONTROLS, INC.
                                     PROXY
                    (Solicited by the Board of Directors)

The undersigned appoints Alan Lukas and Kenneth J. Burek, or either of them, proxies with full power of substitution, to represent and vote all shares of Common Stock of Intelligent Controls, Inc. held by the undersigned, at the Annual Meeting of Shareholders to be held June 19, 1997, or any adjournment thereof.

     1. TO FIX THE NUMBER OF DIRECTORS AT FIVE AND TO ELECT THE FOLLOWING NOMINEES TO THE BOARD OF DIRECTORS:

             Alan Lukas, Charlton H. Ames, George E. Hissong,
                  Paul F. Walsh, and Henry M. Powers

     (To withhold authority for one or more nominees, cross out his name or their names)

     2. TO RATIFY THE APPOINTMENT OF COOPERS & LYBRAND AS INDEPENDENT ACCOUNTANTS TO THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 1997.

                 [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

     3. In their discretion, upon such other matters as may properly come before the Meeting.

This proxy, when properly executed, will be voted in the manner directed hereby by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" the nominated directors and "FOR" proposal 2. The undersigned hereby revokes any proxy previously given and acknowledges receipt of the Notice of, and Proxy Statement for, the aforesaid Meeting.


                             Dated: __________________________________, 1997


                             _______________________________________________
                             Signature


                             _______________________________________________
                             Signature

                             Personal representatives, custodians, trustees, partners, corporate officers, and attorneys-in-fact should add their titles as such.

PLEASE VOTE AND DATE THIS PROXY, SIGNING IT AS YOUR NAME APPEARS ABOVE AND RETURN THE PROXY IN THE ENVELOPE PROVIDED.